UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

July 29, 2004
(Date of earliest event reported)

Harsco Corporation
(Exact name of registrant as specified in its charter)

DE	1-3970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8888 Camp Hill PA, 17011	17001-8888
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

Item 5. Other Events and Regulation FD Disclosure.

On July 29, 2004, Harsco Corporation issued a press release announcing that Kathy G. Eddy has been named to the Company's Board of Directors effective August 1, 2004. A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated July 29, 2004

Exhibit Index
99.1	Press release dated July 29, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation (Registrant)
July 29, 2004 (Date)	/s/ SALVATORE D. FAZZOLARI Salvatore D. Fazzolari Senior Vice President, Chief Financial Officer & Treasurer